SECURITIES AND EXCHANGE COMMISSION

                                                Washington, D.C. 20549



                                                       FORM 8-K/A

                                       AMENDMENT NO. 1 TO CURRENT REPORT




                                          Pursuant to Section 13 or 15(d) of
                                         THE SECURITIES EXCHANGE ACT OF 1934


                                                    Date of Report
                                          (Date of earliest event reported)
                                                  September 19, 1996




                                                 BAY AREA BANCSHARES
                         (Exact name of registrant as specified in its charter)




                                                      CALIFORNIA
                                 (State or other jurisdiction of incorporation)

 2-76003                                                       94-2779021
(Commission File Number)                      (IRS Employer Identification No.)



                                      900 Veterans Blvd., Redwood City, CA 94063
                            (Address of principal executive offices) (zip code)

Registrant's Telephone Number, including area code: (415) 367-1600



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Item 7.           Financial Statements and Exhibits

(c) The following exhibit is attached to this report and incorporated by this reference:

        (16) Letter from Ernst & Young LLP regarding change in certifying accountants.



                                                      Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BAY AREA BANCSHARES
Registrant

Date:    October 2, 1996


/s/Anthony J. Gould
------------------------
Anthony J. Gould
Senior Vice President and
Chief Financial Officer



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